UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

April 29, 2026

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of shareholders of Canadian Pacific Kansas City Limited (“CPKC”) held on April 29, 2026 (the “2026 Shareholder Meeting”), the shareholders of CPKC voted on (1) the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders, (2) an advisory vote to approve the approach to the compensation of CPKC’s named executive officers (“Say on Pay”), (3) an advisory vote to approve CPKC’s approach to climate change (“Say on Climate”) and (4) the election of fourteen directors nominated by CPKC’s board of directors (the “Board”) to serve on the Board until the close of CPKC’s next annual meeting of shareholders, unless a director resigns or is otherwise removed earlier. The proposals are further described in CPKC’s management proxy circular filed with the U.S. Securities and Exchange Commission on Form 8-K on March 25, 2026 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against, withheld/abstained, and the number of broker non-votes, for each matter voted upon by CPKC’s shareholders.

1) Appointment of Auditor. The shareholders voted to approve the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders.

For	Against	Withheld/Abstained	Broker Non-Votes
728,445,789 (99.88%)	0 (0%)	864,519 (0.12%)	3

2) Advisory Vote to Approve the Approach to Say on Pay. The shareholders voted for, on a non-binding advisory basis, the approval of the approach to the compensation of CPKC’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Circular.

For	Against	Withheld/Abstained	Broker Non-Votes
619,719,132 (87.48%)	88,693,966 (12.52%)	0 (0%)	20,897,213

3) Advisory Vote to Approve CPKC’s Approach to Say on Climate. The advisory vote on approach to climate change was approved.

For	Against	Withheld/Abstained	Broker Non-Votes
628,528,416 (88.72%)	79,884,679 (11.28%)	0 (0%)	20,897,216

4) Election of Directors. The following directors were elected to hold office until the close of the next annual meeting of shareholders:

Name	For		Against		Withheld/Abstained		Broker Non-Votes
Hon. John Baird, P.C.	680,112,841 (96.01%	)	28,300,259 (3.99%	)	0	(0%)	20,897,211
Isabelle Courville	695,931,998 (98.24%	)	12,481,102 (1.76%	)	0	(0%)	20,897,211
Keith Creel	705,982,913 (99.66%	)	2,430,186 (0.34%	)	0	(0%)	20,897,212
Amb. Antonio Garza (Ret.)	698,949,601 (98.66%	)	9,463,495 (1.34%	)	0	(0%)	20,897,215
Arturo Gutiérrez Hernández	688,932,410 (97.25%	)	19,480,690 (2.75%	)	0	(0%)	20,897,211
Hon. Edward Hamberger	706,243,520 (99.69%	)	2,169,580 (0.31%	)	0	(0%)	20,897,211
Janet Kennedy	705,396,551 (99.57%	)	3,016,549 (0.43%	)	0	(0%)	20,897,211
Henry Maier	700,168,044 (98.84%	)	8,245,054 (1.16%	)	0	(0%)	20,897,213
Marc Parent	696,052,490 (98.26%	)	12,360,610 (1.74%	)	0	(0%)	20,897,211
Matthew Paull	678,971,328 (95.84%	)	29,441,772 (4.16%	)	0	(0%)	20,897,211
Jane Peverett	695,740,839 (98.21%	)	12,672,257 (1.79%	)	0	(0%)	20,897,215
Andrea Robertson	696,035,177 (98.25%	)	12,377,919 (1.75%	)	0	(0%)	20,897,215
Katharine Stevenson	698,483,377 (98.60%	)	9,929,722 (1.40%	)	0	(0%)	20,897,212
Gordon Trafton	700,662,491 (98.91%	)	7,750,611 (1.09%	)	0	(0%)	20,897,209

ITEM 8.01.	Other Events.

On April 29, 2026, CPKC issued a press release announcing the results of the 2026 Shareholder Meeting and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated April 29, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2026
CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Tyler Robinson
	Name:	Tyler Robinson
	Title:	General Counsel and Assistant Corporate Secretary